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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) APRIL 9, 2003
                           ---------------------------


                               SSP SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                    000-26227                   33-0757190
        --------                    ---------                   ----------
(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)              Identification No.)



                 17861 CARTWRIGHT ROAD, IRVINE, CALIFORNIA 92614
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (949) 851-1085
                         ------------------------------



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

                  Exhibit
                  Number     Description
                  --------   -----------

                    99.1 Press release dated April 9, 2003 relating to annual results for 2002 (1)

-------------------

(1) Filed on April 16, 2003 as an exhibit to the initial filing of this report and incorporated herein by reference.

ITEM 9. REGULATION FD DISCLOSURE - INFORMATION FURNISHED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The information contained in Items 7 and 9 of this current report is being furnished pursuant to "Item 12 - Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in Items 7 and 9 of this current report shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing and regardless of any general incorporation language in such filing.

     On April 9, 2003, SSP Solutions, Inc. (the "Company") issued a press release announcing its 2002 annual and fourth quarter results. A copy of the press release was furnished as Exhibit 99.1 to the initial filing of this current report on April 16, 2003.

     The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States ("GAAP"). However, Exhibit
99.1 contains a discussion and pro forma summary of non-GAAP adjustments to the Company's condensed consolidated statements of operations for the quarter and year ended December 31, 2002. The non-GAAP adjustments consisted of the exclusion from the Company's operating results for 2002 and 2001 of non-recurring items such as an impairment charge, a benefit from the revision of an estimated charge for in-process research and development, charges related to facilities and development contract settlements, and the revision of a cost estimate affecting the cost of goods sold.

     These non-GAAP adjustments constitute "non-GAAP financial measures" as defined in Item 10 of Regulation S-B of the Exchange Act. The Company believes the presentation of these non-GAAP financial measures provides useful information to investors because excluding the effects of these non-recurring items allows investors to more easily compare the Company's financial performance from period to period. These non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similar measures presented by other companies.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 18, 2003                 SSP SOLUTIONS, INC.

                                     By:  /s/ THOMAS E. SCHIFF
                                          --------------------------------------
                                          Thomas E. Schiff,
                                          Chief Financial Officer